                                                                  News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                      U.S. CAN REPORTS FIRST QUARTER RESULTS

Lombard,  IL, May 7, 2003 - U.S.  Can reported net sales of $198.9  million for its first  quarter  ended March 30,
2003 compared to $186.0 million for the  corresponding  period of 2002, a 6.9% increase.  The increase is primarily attributable to increased unit volume in the Company's U.S.  Aerosol and Plastics  segments and a positive  foreign currency  impact on sales made in Europe.  These  increases  were partially  offset by lower  European  aerosol and
Paint & General line volume.

For the first  quarter,  U.S.  Can  reported  gross  income of $21.3  million or 10.7% to sales,  compared to $19.0 million  or 10.2% to sales in  2002.  Gross  profit  margin  was  positively  impacted  by  operating  efficiencies realized  from  restructuring  programs,  partially  offset  by  international  production  inefficiencies  and the overhead absorption impact of decreased European aerosol volume on the Company's gross margin rate.

The Company adopted Statement of Financial  Accounting  Standards (SFAS) No. 146,  "Accounting for Costs Associated
With Exit or  Disposal  Activities"  as of January 1, 2003 and  recorded  a special  charge of $1.0  million in the first  quarter of 2003  related to the position  elimination  costs of changes in the  management  structure in the
U.S. and Europe.  SFAS No. 146 requires that a liability for a cost  associated  with an exit or disposal  activity be  recognized  when the liability is incurred  rather than at the  commitment  date.  The adoption of SFAS No. 146 did not have a material effect on the timing of the special charge recorded in the first quarter of 2003.

Selling,  general  and  administrative  expenses  were $9.7  million or 4.9% of sales in the first  quarter of 2003 compared to $9.3 million or 5.0% of sales in the first quarter of 2002.
Interest  expense was $0.4 million  higher for the first  quarter of 2003 than it was in the first  quarter of 2002 due to higher average borrowings.

The net loss before  preferred  stock  dividends  was $4.0 million for the first  quarter of 2003 compared to a net loss of $20.7 million for the first quarter of 2002.  First quarter 2002 included the Company's  non-cash  goodwill impairment charge recorded in the fourth quarter of 2002 retroactive to the first quarter of 2002.

Earnings before  interest,  taxes,  depreciation  and  amortization  as calculated  under our Senior Secured Credit
Facility  ("Credit  Facility  EBITDA") was $20.0  million for the first  quarter of 2003,  an  improvement  of $2.0 million  versus the first  quarter of 2002.  As of March 30, 2003,  U.S. Can was in  compliance  with all financial and  non-financial  covenants  under its Senior Secured Credit  Facility  agreement.  The most directly  comparable
GAAP financial  measure to Credit Facility EBITDA is operating  income.  Below is a quantitative  reconciliation of operating income to Credit Facility EBITDA.
                                                                1st Quarter
                                                       -------------------------------
                                                       ------------- --- -------------
                                                           2003              2002
                                                       -------------     -------------
                                                               (in millions)
Operating Income                                        $      10.6       $       9.6
Plus:  Depreciation and Amortization                            8.1               7.8
Plus:  Special Charges                                          1.0              --
Plus:  Other Add-backs as Specified in
       Lending Agreement                                        0.3               0.6
                                                       -------------     -------------
                                                       -------------     -------------
Credit Facility EBITDA                                  $      20.0       $      18.0
                                                       =============     =============

At March 30, 2003,  $69.9 million had been borrowed under the $110.0  million  revolving loan portion of the Senior
Secured  Credit  Facility.  Letters  of Credit  of $11.9  million  were also  outstanding  securing  the  Company's obligations  under  various  insurance  programs  and other  contractual  agreements.  The  Company is in the early stages of renegotiating certain credit facilities of May Verpackungen.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the Federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include our substantial debt and ability to generate  sufficient cash flow to service  this  debt;  the  timing  and  cost of  plant  closures;  the  level of cost  reduction  achieved  through restructuring;  the success of new  technology;  the timing of, and  synergies  achieved  through,  integration  of acquisitions;  changes in market  conditions or product  demand;  loss of important  customers or volume;  downward product  price  movements;  changes in raw material  costs and currency  fluctuations.  In light of these and other risks and uncertainties,  the inclusion of a forward-looking  statement in this release should not be regarded as a representation by the Company that any future results, performance or achievements will be attained.

                                                       # # #
                                              http://www.uscanco.com

                                                   U.S. CAN CORPORATION
                                                  STATEMENT OF OPERATIONS
                                                        (Unaudited)
                                                  (Dollars in Thousands)

                                                                                      For the Three Months Ended
                                                                           -------------------------------------------------
                                                                                 March 30, 2003          March 31, 2002
                                                                           -------------------------------------------------

Net Sales                                                                   $                198,890  $         186,038

Cost of Goods Sold
                                                                           177,546                               167,070
                                                                           -------------------------------------------------

Gross Income
                                                                           21,344                                  18,968

Selling, General and Administrative Expenses
                                                                           9,676                                     9,331

Special Charges
                                                                           1,030                     -
                                                                           -------------------------------------------------

Operating Income
                                                                           10,638                                    9,637

Interest Expense
                                                                           14,102                                  13,743
                                                                           -------------------------------------------------

Income From Operations Before Income Taxes
                                                                           (3,464)                                  (4,106)

Income Taxes
                                                                           573                                      (1,724)
                                                                           -------------------------------------------------

Net Income Before Cumulative Effect of Accounting Change
                                                                           (4,037)                                  (2,382)

Cumulative Effect of Accounting Change, net of tax
                                                                           -                                      (18,302)
                                                                           -------------------------------------------------

Net Income Before Preferred Stock Dividends
                                                                           (4,037)                                (20,684)

Preferred Stock Dividends
                                                                           (3,246)                                  (2,974)
                                                                           -------------------------------------------------

     Net Income                                                             $
                                                                           (7,283)                    $          (23,658)
                                                                           =================================================

                                             U.S. CAN CORPORATION
                                                 BALANCE SHEET
                                  AS OF MARCH 30, 2003 AND DECEMBER 31, 2002
                                            (Dollars in Thousands)

                                                                        March 30,             December 31,
                                                                           2003                   2002
                                                                  ----------------------------------------------
ASSETS                                                                 (Unaudited)

Current Assets                                                     $        233,989       $        229,607

Property, Plant and Equipment                                                 238,192                241,674

Noncurrent Assets                                                             107,456                107,545
                                                                  ----------------------------------------------

Total Assets                                                       $        579,637       $        578,826
                                                                  ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $        206,319       $        185,084

Long-Term Debt                                                                504,292                523,529

Long-Term Liabilities                                                           80,447                 80,926

Preferred Stock                                                               136,380                133,133

Stockholders' Equity                                                        (347,801)              (343,846)
                                                                  ----------------------------------------------

Total Liabilities and Stockholders' Equity                         $        579,637       $        578,826
                                                                  ==============================================